                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                           -----------------------


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event report):  January 31, 1998


              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II




                             BANK OF AMERICA, FSB
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           (EXACT NAME OF REGISTRANTS AS SPECIFIED IN ITS CHARTER)



                                   UNITED STATES
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                   (STATE OR OTHER JURISDICTION OF INCORPORATION)


                                   333-3200
                           -----------------------
                           (COMMISSION FILE NUMBER)

                                  91-0221850
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                   (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                            555 CALIFORNIA STREET
                           SAN FRANCISCO, CA 94104
                                (415) 622-2220
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   (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

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Item 5.   Other Events

          (a) Monthly Report


The following are filed herewith.  The exhibit numbers correspond with Item 601
(b) of Regulation S-K.

          Exhibit No.            Description

          20 Monthly Statements mailed to Certificate holders pursuant to the Pooling and Servicing Agreement by and between BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, and The First National Bank of Chicago, as Trustee, dated as of July 31, 1997 (a copy of which agreement was filed by the registrant with the Commission on August 7, 1997 as an exhibit to a report on Form 8-K).


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                            BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION

                            BANK OF AMERICA, FSB

                            BY:    /s/ JOHN WHEELER
                                --------------------------------
                                         John W. Wheeler*
                            Dated:       March 17, 1998
                                         San Diego, California



* Mr. Wheeler is president and Division Chief Executive Officer of Bank of America, FSB.